Exhibit 10.1

FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

This FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT (this “Amendment”), dated as of January 31, 2014 (the “Amendment Effective Date”), is made by and among CITIBANK, N.A., having an address at 388 Greenwich Street, 19th Floor, New York, New York 10013 (together with its successors and/or assigns, “Buyer”), PARLEX 2 FINANCE, LLC, a Delaware limited liability company, having an address c/o Blackstone Mortgage Trust, Inc., 345 Park Avenue, New York, New York 10154 (“Seller”) and, for the purpose of acknowledging and agreeing to the provision set forth in Section 3 hereof, BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation, having an address at 345 Park Avenue, New York, New York 10154 (“Guarantor”).

W I T N E S S E T H:

WHEREAS, Seller and Buyer have entered into that certain Master Repurchase Agreement, dated as of June 12, 2013, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of July 26, 2013, that certain Second Amendment to Master Repurchase Agreement, dated as of September 11, 2013 and that certain Third Amendment to Master Repurchase Agreement, dated as of November 20, 2013 (as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”);

WHEREAS, contemporaneously with the execution and delivery of this Amendment, Buyer, Seller and Parlex 2A Finco, LLC, a Delaware limited liability company (“Parlex 2A”) will enter into a Joinder Agreement (the “Parlex 2A Joinder”) in the form of Annex A to this Amendment, pursuant to which Parlex 2A will be admitted to the Repurchase Agreement as a Seller;

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement; and

WHEREAS, Seller and Buyer desire to modify certain terms and provisions of the Repurchase Agreement as set forth herein.

NOW, THEREFORE, in consideration of ten dollars ($10) and for other good and valuable consideration, the receipt and legal sufficiency of which are hereby acknowledged, Seller and Buyer covenant and agree as follows as of the Amendment Effective Date, and Guarantor acknowledges and agrees as to the provision set forth in Section 3 as of the Amendment Effective Date:

1. Modification of Repurchase Agreement. The Repurchase Agreement is hereby modified as of the Amendment Effective Date as follows:

(a) The definition of “Blocked Account Agreement” in Section 2 of the Repurchase Agreement is hereby amended by replacing such definition in its entirety with the following:

““Blocked Account Agreement” shall mean (i) that certain Deposit Account Control Agreement, dated as of June 12, 2013, among Buyer, Parlex 2 Finance, LLC and the Depository, relating to the Cash Management Account, as the same may be amended, modified and/or restated from time to time, and (ii) each additional Deposit Account Control Agreement entered into among a new Seller admitted to this Agreement pursuant to a Joinder Agreement, Buyer and the Depository and relating to a Cash Management Account established pursuant to this Agreement by such new Seller, as the same may be amended, modified and/or restated from time to time.”

(b) The definition of “Custodial Agreement” in Section 2 of the Repurchase Agreement is hereby amended by replacing such definition in its entirety with the following:

““Custodial Agreement” shall mean (i) that certain Custodial Agreement, dated as of June 12, 2013, among the Custodian, Parlex 2 Finance, LLC and Buyer, as the same may be amended, modified and/or restated from time to time, and (ii) each additional Custodial Agreement entered into among a new Seller admitted to this Agreement pursuant to a Joinder Agreement, the Custodian and Buyer, as the same may be amended, modified and/or restated from time to time.”

(c) The definition of “Fee Agreement” in Section 2 of the Repurchase Agreement is hereby amended by replacing such definition in its entirety with the following:

““Fee Agreement” shall mean (i) that certain Fee Agreement, dated as of June 12, 2013, between Parlex 2 Finance, LLC and Buyer, as the same may be amended, modified and/or restated from time to time (including through a Joinder Agreement), and (ii) each additional Fee Agreement entered into among a new Seller admitted to this Agreement pursuant to a Joinder Agreement, the Custodian and Buyer, as the same may be amended, modified and/or restated from time to time.”

(d) All references in the Agreement or any Transaction Document to “Fee Letter” are hereby deleted and replaced in each instances with “Fee Agreement.”

(e) The following definition of “Joinder Agreement” is hereby added to Section 2 of the Repurchase Agreement:

““Joinder Agreement” shall have the meaning set forth in the definition of Seller.”

(f) The definition of “Seller” in Section 2 of the Repurchase Agreement is hereby amended by replacing such definition in its entirety with the following:

““Seller” shall mean, collectively, Parlex 2 Finance, LLC, a Delaware limited liability company, along with each other Seller as may be approved by Buyer in its sole discretion from time to time and admitted to this Agreement by a joinder agreement executed and delivered by Buyer, Seller and such approved other Seller in the form of Exhibit XI to this Agreement (a “Joinder Agreement”).”

(g) A new Section 32 is hereby added to the Repurchase Agreement, reading in its entirety as follows:

“SECTION 32

JOINT AND SEVERAL OBLIGATIONS

(a) Each Seller hereby acknowledges and agrees that (i) each Seller shall be jointly and severally liable to Buyer to the maximum extent permitted by Requirement of Law for all Repurchase Obligations, (ii) the liability of each Seller with respect to the Repurchase Obligations (A) shall be absolute and unconditional to the extent set forth in this Agreement and the other Transaction Documents and shall remain in full force and effect (or be reinstated) until all Repurchase Obligations shall have been paid, performed and/or satisfied, as applicable, in full, and (B) until such payment, performance and/or satisfaction, as applicable, has occurred, shall not be discharged, affected, modified or impaired on the occurrence from time to time of any event, including any of the following, whether or not with notice to or the consent of each Seller, (1) the waiver, compromise, settlement, release, termination or amendment (including any extension or postponement of the time for payment, performance, satisfaction, renewal or refinancing) of any of the Repurchase Obligations (other than a waiver, compromise, settlement, release or termination in full of the Repurchase Obligations), (2) the failure to give notice to each Seller of the occurrence of an Event of Default, (3) the release, substitution or exchange by Buyer of any Purchased Loan (whether with or without consideration) or the acceptance by Buyer of any additional collateral or the availability or claimed availability of any other collateral or source of repayment or any non-perfection or other impairment of collateral, (4) the release of any Person primarily or secondarily liable for all or any part of the Repurchase Obligations, whether by Buyer or in connection with any Act of Insolvency affecting any Seller or any other Person who, or any of whose property, shall at the time in question be obligated in respect of the Repurchase Obligations or any part thereof, or (5) to the extent permitted by Requirement of Law, any other event, occurrence, action or circumstance that would, in the absence of this Section 32, result in the release or discharge of any or all Sellers from the performance or observance of any Repurchase Obligation, (iii) Buyer shall not be required first to initiate any suit or to exhaust its remedies against any Seller or any other Person to become liable, or against any of the Purchased Loans, in order to enforce the Transaction Documents and each Seller expressly agrees that, notwithstanding the occurrence of any of the foregoing, each Seller shall be and remain directly and primarily liable for all sums due under any of the Transaction Documents, (iv) when making any demand hereunder against any Seller, Buyer may, but shall be under no obligation to, make a similar demand on any other Seller, and any failure by Buyer to make any such demand or to collect any payments from any other Seller, or any release of any such other Seller shall not relieve any Seller in a respect of which a demand or collection is not made or Sellers not so released of their obligations or liabilities hereunder, and shall not impair or affect the rights and remedies, express or implied, or as a matter of law, of Buyer against Sellers, and (v) on disposition by Buyer of any property encumbered by any Purchased Loans, each Seller shall be and shall remain jointly and severally liable for any deficiency to the extent set forth in this Agreement and the other Transaction Documents.

(b) Buyer hereby acknowledges and agrees that the provisions of this Section 32 and the obligation of each Seller to be jointly and severally liable for the Repurchase Obligations do not and shall not violate any of the provisions of Section 13 of this Agreement or otherwise cause any Seller to no longer be a Special Purpose Entity.”

(h) A new Exhibit XI shall be added to the Repurchase Agreement, in the form attached as Annex A to this Amendment.

2. Seller’s Representations. Seller has taken all necessary action to authorize the execution, delivery and performance of this Amendment. This Amendment has been duly executed and delivered by or on behalf of Seller and constitutes the legal, valid and binding obligation of Seller enforceable against Seller in accordance with its terms subject to bankruptcy, insolvency, and other limitations on creditors’ rights generally and to equitable principles. No Event of Default has occurred and is continuing, and no Event of Default will occur as a result of the execution, delivery and performance by Seller of this Amendment. Any consent, approval, authorization, order, registration or qualification of or with any Governmental Authority required for the execution, delivery and performance by Seller of this Amendment has been obtained and is in full force and effect (other than consents, approvals, authorizations, orders, registrations or qualifications that if not obtained, are not reasonably likely to have a Material Adverse Effect).

3. Reaffirmation of Guaranty. Guarantor has executed this Amendment for the purpose of acknowledging and agreeing that, notwithstanding the execution and delivery of this Amendment and the amendment of the Repurchase Agreement hereunder, all of Guarantor’s obligations under the Guaranty remain in full force and effect and the same are hereby irrevocably and unconditionally ratified and confirmed by Guarantor in all respects.

4. Additional Meanings for Defined Terms. Upon the Amendment Effective Date, (a) each reference in the Repurchase Agreement, any Transaction Document and this Amendment to “Cash Management Account” shall be deemed to include any Cash Management

Account established pursuant to the Repurchase Agreement by a new Seller that has been admitted to the Repurchase Agreement pursuant to a Joinder Agreement, (b) each reference in the Repurchase Agreement, any Transaction Document and this Amendment to “Servicing Agreement” shall be deemed to include any Servicing Agreement entered into in accordance with the Repurchase Agreement by a new Seller that has been admitted to the Repurchase Agreement pursuant to a Joinder Agreement, (c) each reference in the Repurchase Agreement, any Transaction Document and this Amendment to the “Transaction Documents” shall be deemed to include this Amendment and any Joinder Agreement entered into contemporaneously with or following the Amendment Effective Date (including, without limitation, the Parlex 2A Joinder), (d) each reference to the “Repurchase Agreement” in any of the Transaction Documents shall be deemed to be a reference to the Repurchase Agreement as amended by this Amendment and any Joinder Agreement entered into contemporaneously with or following the Amendment Effective Date (including, without limitation, the Parlex 2A Joinder), and (e) each reference in the Repurchase Agreement to “this Agreement”, this “Repurchase Agreement”, “hereof”, “herein” or words of similar effect in referring to the Repurchase Agreement shall be deemed to be references to the Repurchase Agreement as amended by this Amendment and any Joinder Agreement entered into contemporaneously with or following the Amendment Effective Date (including, without limitation, the Parlex 2A Joinder).

5. Full Force and Effect. Except as expressly modified hereby, all of the terms, covenants and conditions of the Repurchase Agreement and the other Transaction Documents remain unmodified and in full force and effect and are hereby ratified and confirmed by Seller. Any inconsistency between this Amendment and the Repurchase Agreement (as it existed before this Amendment) shall be resolved in favor of this Amendment, whether or not this Amendment specifically modifies the particular provision(s) in the Repurchase Agreement inconsistent with this Amendment.

6. No Waiver. The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Buyer under the Repurchase Agreement, the Guaranty, any of the other Transaction Documents or any other document, instrument or agreement executed and/or delivered in connection therewith.

7. Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

8. Counterparts. This Amendment may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

9. Governing Law. This Amendment shall be governed in accordance with the terms and provisions of Section 20 of the Repurchase Agreement.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written and effective as of the Amendment Effective Date.

SELLER:

PARLEX 2 FINANCE, LLC, a Delaware limited liability company

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Head of Capital Markets and Treasurer

GUARANTOR:

BLACKSTONE MORTGAGE TRUST, INC., a Maryland corporation

By:	/s/ Douglas Armer
	Name:	Douglas Armer
	Title:	Head of Capital Markets and Treasurer

[Signatures Continued on Next Page]

BUYER:

CITIBANK, N.A.

By:	/s/ Richard B. Schlenger
	Name:	Richard B. Schlenger
	Title:	Authorized Signatory

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ANNEX A

TO FOURTH AMENDMENT TO MASTER REPURCHASE AGREEMENT

EXHIBIT XI

FORM OF JOINDER AGREEMENT

This JOINDER AGREEMENT (this “Joinder Agreement”) dated as of [—], is made by and among Parlex 2 Finance, LLC, [ADD OTHER PREVIOUSLY ADDED SELLERS], each a Delaware limited liability company (collectively, the “Existing Seller[s]”), [—], a Delaware limited liability company] (the “Joining Seller”) and Citibank, N.A. (“Buyer”).

W I T N E S S E T H:

WHEREAS, Existing Seller[s] and Buyer, entered into that certain Master Repurchase Agreement, dated as of June 12, 2013, as amended by that certain First Amendment to Master Repurchase Agreement, dated as of July 26, 2013, that certain Second Amendment to Master Repurchase Agreement, dated as of September 11, 2013, that certain Third Amendment to Master Repurchase Agreement, dated as of November 20, 2013 and that certain Fourth Amendment to Master Repurchase Agreement, dated as of January 31, 2014 (collectively, and as the same may be further amended, supplemented, extended, restated, replaced or otherwise modified from time to time, the “Repurchase Agreement”), pursuant to which Existing Seller[s] agreed to sell to Buyer certain Eligible Loans upon the terms and subject to the conditions set forth therein (each such transaction, a “Transaction”);

WHEREAS, all capitalized terms used herein and not otherwise defined shall have the respective meanings set forth in the Repurchase Agreement; and

WHEREAS, Existing Seller[s] and Buyer desire to modify certain terms and provisions of the Repurchase Agreement and the other Transaction Documents to admit Joining Seller to the Repurchase Agreement and the other Transaction Documents as a Seller in accordance with this Joinder Agreement.

NOW, THEREFORE, in order to induce Buyer to enter into a Transaction with Joining Seller, and in consideration of the substantial benefit Joining Seller will derive from Buyer entering into such Transaction, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, Joining Seller hereby agrees as follows:

1. In consideration of Joining Seller becoming a Seller entitled to enter into Transactions with Buyer under and subject to the terms and conditions of the Repurchase Agreement, Joining Seller hereby agrees that, effective as of the date hereof, Joining Seller is, and shall be deemed to be, a “Seller” under the Repurchase Agreement and each of the other

Transaction Documents to which the Seller is a party (including, without limitation, the Fee Agreement), and agrees that from the date hereof and so long as the Repurchase Obligations remain outstanding, Joining Seller hereby assumes the obligations of a “Seller” under, and Joining Seller shall perform, comply with and be subject to and bound by each of the terms, covenants and conditions of the Repurchase Agreement and each of the other Transaction Documents which are stated to apply to or are made by a Seller (including, without limitation, the Fee Agreement). Without limiting the generality of the foregoing, Joining Seller hereby represents and warrants that (i) each of the representations and warranties set forth in Section 10 of the Repurchase Agreement are true and correct as to Joining Seller and its related Purchased Loan on and as of the date hereof and (ii) Joining Seller has heretofore received true and correct copies of the Repurchase Agreement and each of the other Transaction Documents as in effect on the date hereof.

2. Without limiting the foregoing, Joining Seller agrees that it is and shall be obligated to pay the Repurchase Price applicable to its Purchased Loan on the Repurchase Date therefor and perform and pay all of the other Repurchase Obligations applicable to Joining Seller and such Purchased Loan as if it were an original party to the Repurchase Agreement (including, without limitation, all obligations arising under the Fee Agreement) and agrees to execute and deliver such documents, agreements and other instruments as Buyer may reasonably request in connection with such Joining Seller’s obligations hereunder and under the Repurchase Agreement and the other Transaction Documents.

3. In furtherance of the foregoing, Joining Seller shall execute and deliver or cause to be executed and delivered, at any time and from time to time, such further instruments and documents, and shall do or cause to be done such further acts, as may be reasonably necessary or proper in the opinion of Buyer to carry out more effectively the provisions and purposes of this Joinder Agreement and the Repurchase Agreement.

4. The Existing Seller[s] and Joining Seller each acknowledge and agree that, except as modified by this Joinder Agreement, the Repurchase Agreement and each of the other Transaction Documents remains unmodified and in full force and effect and all of the terms, covenants and conditions thereof are hereby ratified and confirmed in all respects.

5. Notwithstanding any provision, covenant, agreement or requirement to the contrary contained in this Joinder Agreement, the Repurchase Agreement or any other Transaction Document, the Sellers shall make commercially reasonable efforts to amend, restate, or otherwise modify the Custodial Agreement in order to join the Joining Seller thereto, and for the Joining Seller to enter into a new (a) servicing agreement with Servicer in substantially the same form as the Servicing Agreement and (b) blocked account agreement with Servicer and Depository in substantially the same form as the Blocked Account Agreement establishing a Cash Management Account with Depository in the manner required pursuant to Section 5(a) of the Repurchase Agreement.

6. Notice information for Joining Seller for purposes of Section 17 and Annex I of the Repurchase Agreement and each other applicable Transaction Document shall be as specified in the signature pages hereto for Joining Seller, or at such other address and person as shall be designated from time to time in a written notice to the other parties hereto in the manner provided for in Section 17 of the Repurchase Agreement.

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7. THIS JOINDER AGREEMENT SHALL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK WITHOUT GIVING EFFECT TO THE CONFLICT OF LAWS PRINCIPLES THEREOF.

8. This Joinder Agreement may be executed in any number of counterparts, and all such counterparts shall together constitute the same agreement. Signatures delivered by email (in PDF format) shall be considered binding with the same force and effect as original signatures.

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IN WITNESS WHEREOF, each of Joining Seller, Exiting Seller[s] and Buyer has duly executed and delivered this Joinder Agreement as of the date and year first above written.

JOINING SELLER:

[—]

By:
Name:
Title:

Address for notices to Joining Seller:

[Joining Seller] c/o Blackstone Mortgage Trust, Inc.
345 Park Avenue
New York, NY 10154
Attention: Douglas Armer
Tel: (212) 583-5000
Email: BXMTCitiRepo@blackstone.com

With a copy to:

Ropes & Gray LLP
1211 Avenue of the Americas
New York, New York 10036
Attention: David C. Djaha
Tel: (212) 841-0489
Email: david.djaha@ropesgray.com

EXISTING SELLER[S]:

PARLEX 2 FINANCE, LLC

By:
Name:
Title:

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BUYER:

CITIBANK, N.A.

By:
Name:
Title: